EXHIBIT 10.(u)

                   FIRST AMENDMENT TO RESTATED LOAN AGREEMENT

     THIS FIRST AMENDMENT TO RESTATED LOAN AGREEMENT is intended to amend the terms of the Restated Loan Agreement (the "Agreement") dated as of November 8, 1993 among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, N.A., NORWEST BANK NEBRASKA, N.A. and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

     Effective as of the date hereof change the reference to the maximum amount of revolving credit in Section 2.1 from $26,500,000 to $38,000,000 and increase the references to each Bank's maximum advance limit as follows: (1) as to FNB-O, $11,400,000; (ii) as to FirsTier, $6,840,000; (iii) as to FNB-W, $380,000; (iv)
as to NBD, $6,840,000; (v) as to Norwest, $6,460,000; and (vi) as to Boatmen's, $6,080,000. In connection with this amendment the Borrower is contemporaneously executing and delivering to the Banks six Secured Business Promissory Notes dated as of the date hereof in the respective principal amounts of $11,400,000, $6,840,000, $380,000, $6,840,000, $6,460,000 and $6,080,000 (the "Replacement
Notes"). These Replacement Notes are being delivered in substitution of the Secured Business Promissory Notes dated as of November 8, 1993, in the respective principal amounts of $6,890,000, $5,300,000, $265,000, $5,300,000,
$4,505,000 and $4,240,000. This amendment shall not affect and there shall remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

     The parties hereby acknowledge that these Replacement Notes are secured by the Collateral as specified in the Restated Security Agreement between the parties dated as of November 8, 1993.

     This   Amendment  may  be  executed  in  several   counterparts   and  such
counterparts together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO RESTATED LOAN AGREEMENT dated as of April 11, 1994.

                                      DATA TRANSMISSION NETWORK
                                      CORPORATION


                                      By     Steve Ball
                                             ----------------------------
                                      Title: Chief Financial Officer
                                             ----------------------------

                                      FIRST NATIONAL BANK OF OMAHA


                                       By    Jim Bonham
                                             ----------------------------
                                     Title:  Vice President
                                             ----------------------------




















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                                       FIRSTIER BANK, NATIONAL
                                       ASSOCIATION, LINCOLN, NEBRASKA


                                       By      John Arrigo
                                              ----------------------------
                                     Title:    Senior Vice President
                                              ----------------------------





















































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                                       FIRST NATIONAL BANK, WAHOO,
                                       NEBRASKA


                                       By    Elizabeth E. Rezac
                                             ---------------------------
                                     Title:  Loan Officer
                                             ---------------------------



















































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                                       NBD BANK, N.A.


                                       By    James R. Frye
                                             --------------------------
                                     Title:  Vice President
                                             --------------------------



















































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                                        NORWEST BANK NEBRASKA, N.A.


                                       By    Leslie J. Volk
                                             ------------------------
                                     Title:  Vice President
                                             ------------------------

















































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                                       THE BOATMEN'S NATIONAL BANK
                                       OF ST. LOUIS


                                       By    Joseph L. Sooter
                                             ----------------------
                                     Title:  Vice President
                                             ----------------------

          4429E/1-7


















































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